UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 15, 2005

Carriage Services, Inc.

(Exact Name of Registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 St. James Place, 4th Floor
Houston, Texas 77056

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:        (713) 332-8400

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On February 15, 2005, the Company is making a presentation at the UBS Global Healthcare Services Conference in New York City. Copies of both the Company Fact Sheet and slide presentation, which will be presented at the conference, are attached hereto as Exhibit 99.1 and 99.2. The Fact Sheet and the slide presentation are available at the Company's website www.carriageservices.com.

The presentation, fact sheet and the information in this report are being furnished in accordance with Regulation FD and not "filed" with the Securities and Exchange Commission. Accordingly, the information in this report is not incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

Item	Description
99.1	Company Fact Sheet dated February 2005 to be presented at the UBS Global Healthcare Services Conference on February 15, 2005

99.2	Slide Presentation to be presented at the UBS Global Healthcare Services Conference on February 15, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC

Date: February 15, 2005	By:	/s/ Joseph Saporito
Joseph Saporito Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Company Fact Sheet dated February 2005 to be presented at the UBS Global Healthcare Services Conference on February 15, 2005

99.2	Slide Presentation to be presented at the UBS Global Healthcare Services Conference on February 15, 2005